UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2025
Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	30-1318214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 N. Scottsdale Road, Suite 1000
Tempe,	AZ	85288
(Address of principal executive offices)		(Zip Code)
(480) 618-6760
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Opendoor Technologies Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders on June 13, 2025 (the “Meeting”). A total of 505,083,522 shares of the Company's common stock were present virtually or represented by proxy at the Meeting, representing approximately 69.29% of the Company’s outstanding common stock as of April 16, 2025, the record date for the Meeting. The final voting results for the proposals considered and voted upon at the Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2025 are as follows:
Proposal No. 1: The Company’s stockholders elected each of Adam Bain and Pueo Keffer, to hold office as Class II members of the board of directors and to serve a three-year term ending at the 2028 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, subject to their earlier removal or resignation. The result of such vote was as follows:

Nominees	For	Withhold	Broker Non-Votes
Adam Bain	270,177,053	34,597,506	200,308,963
Pueo Keffer	293,342,255	11,432,304	200,308,963
Proposal No. 2: The Company’s stockholders ratified Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The result of such vote was as follows:

For	Against	Abstain
489,604,256	10,362,340	5,116,926
Proposal No. 3: The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company's named executive officers. The result of such vote was as follows:

For	Against	Abstain	Broker Non-Votes
295,550,350	8,399,222	824,987	200,308,963

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: June 17, 2025	By:	/s/ Carrie Wheeler
	Name:	Carrie Wheeler
	Title:	Chief Executive Officer
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